UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2026

Blue Water Acquisition Corp. III

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-42692	33-2301550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1012 Springfield Avenue
Mountainside, New Jersey	07092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 985-8300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	BLUWU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BLUW	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	BLUWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Indemnity Agreement

On January 21, 2026, the Board of Directors of Blue Water Acquisition Corp. III (the “Company”) approved a new form of Indemnity Agreement (the “Indemnity Agreement”) to be entered into with the Company’s directors and officers (each, an “Indemnitee”) who were appointed on November 25, 2025. The Indemnity Agreement supersedes and replaces the previous form of indemnity agreement filed as Exhibit 10.6 to the Company’s Form 8-K filed on June 12, 2025, and to which the Company’s prior directors and officers, all of whom resigned on November 25, 2025, were parties. The Company’s directors and officers who were appointed on November 25, 2025, were never party to such previous form of indemnity agreement, and instead, will only be a party to the Indemnity Agreement.

Pursuant to the Indemnity Agreement, the Company will, among other things, indemnify, hold harmless and exonerate each Indemnitee to the fullest extent permitted by applicable law and the Company’s amended and restated memorandum and articles of association (the “A&R Memorandum and Articles”) if the Indemnitee becomes involved in certain claims, proceedings or investigations by reason of the Indemnitee’s service to and activities on behalf of the Company. The Indemnity Agreement also provides for the advancement of expenses (to the fullest extent not prohibited by Cayman Islands or Delaware law, whichever is more favorable to the Indemnitee) and establishes procedures, as well as qualifications and limitations, that will apply to claims for indemnification thereunder, subject to the Indemnity Agreement’s exclusions. Each Indemnity Agreement is intended to provide contractual rights that supplement and are in furtherance of the indemnification provided in the Company’s A&R Memorandum and Articles and applicable law.

The foregoing description of the Indemnity Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnity Agreement, which is filed hereto as Exhibit 10.1 and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Indemnity Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER ACQUISITION CORP. III

By:	/s/ Troy Rillo
Name:	Troy Rillo
Chief Financial Officer

Date: January 22, 2026